TWIN DISC, INC

Investor Presentation



DISCLOSURES

Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The words "anticipates," "believes," "intends," "estimates," and "expects," or similar anticipatory expressions, usually identify forward-looking statements. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year Annual Report and Form 10-K under the caption "Risk Factors," which outlines certain risks regarding the Company's forward-looking statements, including but not limited to the impact of general economic conditions and the cyclical nature of many of the Company's product markets; foreign currency risks and other risks associated with the Company's international sales and operations; the ability of the Company to successfully implement price increases to offset increasing commodity costs; the ability of the Company to generate sufficient cash to pay its indebtedness as it becomes due; and the possibility of unforeseen tax consequences and the impact of tax reform in the U.S. or other jurisdictions. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company. The Company assumes no obligation, and disclaims any obligation, to publicly update or revise any forward-looking statements to reflect subsequent events, new information, or otherwise.

Non-GAAP Financial Disclosures
Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this press release are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions
Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.

Net debt is calculated as total debt less cash.

Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.

Free cash flow is calculated as net cash provided (used) by operating activities less acquisition of fixed assets.

INVESTMENT HIGHLIGHTS

- A leader in global power transmission technology with an increasingly diversified IP-protected portfolio
- Well-positioned to benefit from tailwinds in defense markets and hybrid transmissions supported by robust backlog
- Margin enhancement and operational initiatives driving favorable financial results
- Track record of successfully integrating acquisitions
- Strong cash flow generation and balance sheet to support growth



OVERVIEW

TWIN DISC SNAPSHOT

Founding Year	1918
Headquarters	Milwaukee, WI
Employees	~1,000
Reporting Segments	Manufacturing Distribution
Revenue	$340.7M
Gross Margin	27.2%

FY25 Revenue by Product Group



5%
12%
24%
59%
Marine & Propulsion Systems
Land-Based Systems
Industrial
Other

FY25 Revenue by Geography



14%
27%
28%
31%
North America
Europe
Asia Pacific
Other

Key Market Differentiators

- A century of expertise putting horsepower to work and delivering world-class solutions to our global customer base
- Leveraging our leadership position in drive train technology to deliver solutions for today and tomorrow – i.e., traditional diesel, hybrid, and fully electric solutions
- Veth Propulsion provides an edge in Marine markets, with industry-leading technology known for innovation and reliability

TWIN DISC EVOLUTION

TWIN DISC

1918

Twin Disc was founded

Revolutionized tractor clutches that became the standard in agricultural machinery

WWII

Production of machine tool clutch and marine gear

1950s

Hydraulic marine transmission

1980s-90s

Power-shift transmission, single-stage torque converter, Arneson surface drive & controls

1999

Acquisition of Rockford and Technodrive

2004

Acquisition of Rolla

2006

Acquisition of BCS

2018

Acquisition of Veth Propulsion, a global supplier of main and auxiliary marine propulsion products, headquartered in the Netherlands

2021

Sale of Swiss facility

2022

Sale-leaseback of Belgian facility

Sale of Italian facility

Optimized efficiency and cost-effectiveness of global footprint

2024 - Present

Acquisition of Katsa Oy and Kobelt

Strategic focus on hybrid electric technology, controls and full system integration opportunities

PRODUCT GROUP OVERVIEW

TWIN DISC



Marine & Propulsion Systems

Diesel powered planing & displacement vessels

- Positioned to capitalize on paradigm shifts in propulsion
- Robust, world-wide distribution network
- Strong opportunity for organic and inorganic growth



Land-Based Transmission

Diesel powered off-highway and all-terrain specialty vehicles

- Increasing global demand for Oil & Gas
- E-Frac and Hybrid solutions expand Twin Disc's addressable market
- Capability to rebuild transmissions when new engine availability is limited



Industrial

Heavy duty industrial disconnect applications

- Competitive advantage by focusing on full systems and technology for controllers
- R&D investments drive new product launches and increased customer applications

Leveraging Proprietary Offerings, Technology, In-House Expertise, and Scale Across Markets

CAPTURING ROBUST DEFENSE MARKET DEMAND WITH RUNWAY FOR GROWTH

Robust Defense Activity

+13%

YoY Increase in 2026 US Defense Spending [1]

+150%

YoY Increase in NATO Defense Spend Target as percentage of GDP [2][3]

Sources: 1) U.S. Department of Defense, FY2026 Defense Budget Briefing; 2) NATO, "Funding NATO"; 3) Atlantic Council, "Who's at 2 Percent?";

TWIN Well Positioned

Select Defense Products



Marine Transmissions, Controls & Steering Systems



Propulsions Systems



Transmissions, Gearboxes, and Transfer Cases

Major Geographies

North America | Europe | Asia Pacific

Select Defense End Users

U.S. ARMY

Delivering Results

~15% Defense as a percentage of Total Backlog

+45% YoY Increase in Defense as percentage of Total Backlog*

$50-75M Defense Related Pipeline



Note: Total Backlog figures are reflective of greater than six-month period.

MARINE & PROPULSION SYSTEMS

Twin Disc's Unique Position

- Veth & Kobelt acquisition provided complementary products and powerful new technologies
- In-house hybrid and electrification expertise
- Expansion into new markets and geographies
- Strong Veth and Rolla partnership encourages innovation and expands growth opportunities

Substantial Growth Opportunities Across End Markets

- Defense and Government
- Commercial Craft
- Fast Commercial Craft
- Passenger Vessels
- Pleasure Craft







LAND-BASED TRANSMISSION

TWIN DISC

Twin Disc's Unique Position

- Katsa acquisition provided complementary products and powerful new technologies
- Over a century of experience in power transmission product design and innovation
- Strong North American customer base provides a solid foundation for growth
- In-house diesel and hybrid / electrification expertise

Substantial Growth Opportunities Across End Markets

- Airport Rescue and Firefighting (ARFF)
- Energy
- Defense
- Specialty Commercial Application





INDUSTRIAL

TWIN DISC

Twin Disc's Unique Position

- Kobelt acquisition provided geographic expansion, complementary products and powerful new technologies
- Best-in-class quality
- Proprietary technology in controls, hybrid, EV
- In-house engineering capabilities
- Accelerating activity with new customers and application expansion among existing customers

Substantial Growth Opportunities Across End Markets

- Agriculture
- Construction
- Energy
- Forestry
- Irrigation
- Municipal
- Recycling
- Transport





STRATEGY

LONG-TERM STRATEGY

- Leading Hybrid/Electric solution provider for niche marine and land-based applications
- Continued expansion of acquisitions to reach new markets and geographies
- Rationalize global footprint for efficiency and customer response
- Increased focus on controls and system integration rather than individual components
- M&A priorities: Industrial and Marine Technology (Hybrid focus)

2030 FY Targets

- $500M Revenue
- 30% Gross Margins
- >60% FCF Conversion

HYBRID ELECTRIC SOLUTIONS

Transforming the global Off-Highway, Industrial, and Marine markets with our sustainable Hybrid and Electric powertrains, empowering customers to meet business goals as well as regulatory requirements

- Expertise in drive train technology provides edge in hybrid technology
- Recent acquisitions provide a competitive advantage in electrification
- Meeting demand from global shift toward sustainable energy sources and technology
- Systems maximize efficiency and minimize environmental impact

5x to 10x

More Content

(vs. standard application)

Key Applications

Workboat

- Marine control drives offer advantages for vessels requiring highly accurate positioning or slow-speed maneuverability
- Delivered multiple units for marine control drives for use in the Panama Canal

Pleasure Craft

- Hinckley SilentJet technology seamlessly manages diesel /electric operation, allowing the craft to run in near silence
- Designed for completely hybrid use in partnership with Hinckley luxury yachts

Passenger Vessel

- Full electric systems lessen noise and offer more sustainable energy consumption versus traditional diesel engines
- Developed hybrid power system for sightseeing vessels helping it improve fuel efficiency and lessen its environmental impact

Industrial

- Electronically managed and optimized clutch controls enable full electric frac applications
- Crafted controls systems that take advantage of both on-board battery systems and grid power to optimize application efficiency

E-Frac

- Gear transmission pairing a regular electric motor with mechanical speed shifting rather than variable frequency drive
- Design is less costly, more robust, easier maintenance, and offers longer service life

CASE STUDY – INNOVATIVE SOLUTIONS FOR HYBRID MARINE VESSEL

Challenge

- Affordability of hybridization for pleasure craft users
- Reliability & quality
- Availability & lead times
- Customer support
- Fragmented supply base

Solution

- Total ownership of hybrid propulsion system
- Integration of global support network
- Improved affordability, reliability, and lead times for customers

Application Example

48-Foot Riviera





VETH EXPANSION

Global supplier of main and auxiliary Marine propulsion products

Strategic Fit

- Complementary products and powerful new technologies
- Enhances engineering talent and product development capabilities
- Prior history working with Veth enables efficient integration
- Accelerates sales and marketing opportunities



Veth Sales
~23%
3-Year Revenue CAGR Historical
$45
$53
$74
$83
FY22A
FY23A
FY24A
FY25A

2022
- >90% business focused in Europe

Today
- Order and backlog growth driven by North America, Asia
- Expansion into luxury yachting

Opportunity
- Accelerate end market and geographic expansion

OPTIMIZE GEOGRAPHIC FOOTPRINT

$253.2 million
Fiscal 2025 International Sales

- World-wide distribution network
- Seven countries with manufacturing operations
- Customers across 50+ countries
- Minimal tariff impact representing 1% of COGS



Manufacturing location
Company owned distribution / service location
Purchasing / sourcing offices

CONTROLS & SYSTEM INTEGRATION

Control and full-system integration focus to accelerate growth

Twin Disc products across all end markets are built with our control systems, utilizing multiple components and sophisticated controls to manage power output

Ability to package a **full system solution** to virtually any customer's specific application requirements

R&D investment continues to drive innovation while optimizing performance, reliability, and safety

Expanding market opportunity as Twin Disc hybrid systems ensure maximum efficiency and reduce fuel consumption

Driving force for growth opportunity in Marine and Industrial end markets

PURSUE M&A OPPORTUNITIES

TWIN DISC

Bolt-on & Transformational Acquisitions Framework

M&A Priorities ✓ Marine Technology, Hybrid-focused ✓ Industrial

Strategic Fit	▪ Diversification away from Oil & Gas ▪ Acquisition logic immediately evident
Financial Fit	▪ Evident value creation potential ▪ Consistent business performance ▪ Internal Rate of Return > Weighted Average Cost of Capital
Other Considerations	▪ Platform for transformative expansion ▪ Can enhance network and capabilities

RECENT ACQUISITIONS

TWIN DISC

KATSA

KOBELT

Katsa Oy Acquisition Overview	Kobelt Acquisition Overview
• Acquired Katsa Oy for €21 million (approximately $23 million); transaction closed on May 31, 2024 • Leading European manufacturer of high-quality power transmission components and gearboxes for industrial and marine end-markets • Broadens Twin Disc's global reach while adding complementary products to grow offerings in the industrial, marine and hybrid / electrification space • Significantly diversifies and enhances offerings within Twin Disc's Industrial product line • Creates substantial commercial, manufacturing, and purchasing synergies, anticipated to be accretive to earnings per share within 24 months	• Acquired Kobelt for ~$16.5M; transaction closed on February 14, 2025 • Operations based in British Columbia, Canada, and impressive global network of over 120 distributors and systems integrators in over 60 countries • Highly complementary suite of motion control products for Marine and Industrials markets; accelerating growth opportunities in attractive end markets • Extensive after-sales services, combined with in-house foundry and bronze die casting capabilities featuring precision machining, assembly and testing

CAPITAL ALLOCATION PRIORITIES

- Debt Reduction
- Return Capital to Shareholders via Dividends
- Organic Growth Investments
- Bolt-On & Transformational Acquisitions
- Return Capital to Shareholders via Share Repurchases





FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE

NET SALES

($ in millions)



Marine
Land-Based
Industrial
Other
$246.8
$5.3
$26.3
$62.7
$152.5
$218.6
$9.5
$23.5
$58.4
$127.2
$242.9
$10.9
$32.1
$64.9
$135.0
$276.9
$26.3
$29.8
$73.0
$147.8
$295.1
$19.2
$25.7
$78.5
$171.8
$340.7
$17.9
$41.5
$80.2
$201.1
FY20
FY21
FY22
FY23
FY24
FY25

GROSS PROFIT BY PRODUCT GROUP

($ in millions)



Marine
Land-Based
Industrial
Other
$55.7
$4.3
$6.8
$4.6
$40.1
$50.9
$0.4
$5.6
$12.0
$32.9
$68.8
$1.3
$8.6
$21.9
$37.1
$74.3
$5.1
$6.8
$22.8
$39.6
$83.3
$2.5
$8.7
$24.3
$47.8
$92.7
$3.9
$10.4
$20.6
$57.8
FY20
FY21
FY22
FY23
FY24
FY25

DILUTED EARNINGS PER SHARE



($2.24)
$0.78
$0.75
$0.79
($0.14)
FY21*
FY22**
FY23
FY24
FY25

* Unadjusted for change in accounting method; ** Adjusted for change in accounting method

BALANCE SHEET

NET DEBT
($ in millions)



$19.7
$24.0
$5.4
$5.7
$15.3
FY21
FY22
FY23
FY24
FY25

EBITDA
($ in millions)



$3.6
$24.0
$25.8
$26.5
$19.0
FY21*
FY22**
FY23
FY24
FY25

LEVERAGE RATIO



5.5x
1.0x
0.2x
0.2x
0.8x
FY21*
FY22**
FY23
FY24
FY25

* Unadjusted for change in accounting method; ** Adjusted for change in accounting method

REAFFIRMING MEDIUM-TERM TARGETS

2030 TARGETS AND DRIVERS

Revenue



$341M
$500M
8%
CAGR
FY 2025
FY 2030

- Hybrid / Electric leadership
- Veth global expansion
- Industrial focus
- M&A

Gross Margin



27%
30%
FY 2025
FY 2030

- European cost structure
- Operational efficiencies
- Greater pass-through content

FCF Conversion

Maintain at least 60%

- Supply chain processes
- Manufacturing footprint
- Capital spending discipline

INVESTMENT HIGHLIGHTS

- A leader in global power transmission technology with an increasingly diversified IP-protected portfolio
- Well-positioned to benefit from tailwinds in defense markets and hybrid transmissions supported by robust backlog
- Margin enhancement and operational initiatives driving favorable financial results
- Track record of successfully integrating acquisitions
- Strong cash flow generation and balance sheet to support growth



APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF TOTAL DEBT TO NET DEBT
(In thousands; unaudited)

	FY25	FY24	FY23	FY22	FY21
Current maturities of long-term debt	3,000	2,000	2,010	2,000	2,000
Long-term debt	28,446	23,811	16,617	34,543	30,085
Total debt	$31,446	$25,811	$18,627	$36,543	$32,085
Less cash	16,109	20,070	13,263	12,521	12,340
Net debt	$15,337	$5,741	$5,364	$24,022	$19,745

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA

(In thousands; unaudited)

`	FY25	FY24	FY23	FY22**	FY21*
Net Income (loss) attributable to Twin Disc	($1,894)	$10,988	$10,380	$10,467	($29,719)
Interest expense	2,646	1,443	2,253	2,128	2,358
Income tax expense (benefit)	3,368	4,121	3,788	1,823	19,681
Depreciation and amortization	14,899	9,981	9,359	9,547	11,243
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$19,019	$26,533	$25,781	$23,965	$3,563

* Unadjusted for change in accounting method; ** Adjusted for change in accounting method

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

NET DEBT TO EBITDA LEVERAGE RATIO CALCULATION

	FY25	FY24	FY23	FY22**	FY21*
Net debt	$15,337	$5,741	$5,364	$24,022	$19,745
EBITDA	19,019	26,553	25,781	23,965	3,563
Leverage Ratio	0.8x	0.2x	0.2x	1.0x	5.5x

* Unadjusted for change in accounting method; ** Adjusted for change in accounting method